UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 6325

Dreyfus Midcap Index Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/2009

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
20	Statement of Financial Futures
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Midcap Index Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Midcap Index Fund, Inc., covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market.

These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Midcap Index Fund produced a total return of –0.20%.1 The Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of –0.18% for the same period.2,3

Stocks generally fell sharply during the first four months of an especially volatile reporting period, but recovered a significant portion of those losses in a rally over the reporting period’s final seven weeks. Midcap stocks generally produced higher returns than their large- and small-cap counterparts.The difference in returns between the fund and the benchmark was primarily the result of transaction costs and operating expenses that are not reflected in the benchmark’s return.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 400 Index by generally investing in all 400 stocks in the S&P 400 Index, in proportion to their respective weightings.The fund may also use stock index futures as a substitute for the sale or purchase of stocks.The S&P 400 Index is composed of 400 stocks of midsize domestic companies across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 400 Index than smaller ones.

Heightened Volatility Roiled Equity Markets

The reporting period began in the midst of the most severe recession since the 1930s, which had been exacerbated in September by a global banking crisis. Just weeks before the reporting period began, major financial institutions found themselves unable to obtain short-term funding due to massive losses among mortgage- and asset-backed securities. In the ensuing tumult, the U.S. government effectively

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

nationalized Fannie Mae, Freddie Mac and insurer AIG; Lehman Brothers filed for bankruptcy; and other major firms were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program (TARP), and the Federal Reserve Board (the “Fed”) pumped liquidity into the system to shore up the nation’s banks.

As the reporting period began, job losses continued to mount, and consumer confidence plunged. In late November,The National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since late 2007.The Fed implemented an additional rate cut in December, and the target for the federal funds rate ended 2008 between 0% and 0.25%,a record low.It later was announced that the U.S. economy contracted at a –6.3% annualized rate in the fourth quarter.

Disappointing economic news continued to undermine investor sentiment in January 2009, as the median sales price of single-family homes continued to fall sharply. The U.S. economy lost more than 650,000 jobs per month in February and March, driving the unemployment rate to a 25-year high. Meanwhile, consumer confidence reached its lowest level since recordkeeping began in 1967. In its ongoing efforts to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act to retain and create jobs, provide budget relief to states and localities, maintain and expand social programs and offer short-term tax relief to businesses and individuals. The federal government also took steps to rescue the nation’s major automakers as vehicle sales plunged.

Declines in the S&P 400 Index were particularly severe in the financials sector, where regional banks, thrifts, finance companies, mortgage firms and real estate investment trusts (REITs) faltered amid troubled housing and mortgage markets. In the health care sector, service companies that manage the marketing needs of pharmaceutical companies suffered from lower sales, while laboratory consumable-products firms were hurt by hospitals’ inability to obtain the credit needed to increase capital spending. Nursing homes and assisted living facilities disappointed as the economic slowdown prompted more adults to care for their aging parents at home. In the energy sector, oil and exploration companies were hurt by lower fuel prices.

Consumer Stocks Enjoy Strong Rebound

On the other hand,consumer discretionary stocks posted relatively strong results, including restaurants, automotive retailers, teen-focused apparel retailers, home furnishings sellers and pet stores.Technology stocks fared relatively well during the reporting period, especially consumer-related wireless telephone companies, communications equipment providers and semiconductor equipment producers. Returns in the industrials sector were mixed, as relatively strong returns from construction-and-engineering firms and homebuilders were offset by losses in the aerospace, defense and railroad industries.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 400 Index by closely approximating its composition. In our view, an investment in a broadly diversified midcap index fund, such as Dreyfus Midcap Index Fund, may help investors in their efforts to manage the risks associated with midcap investing by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
3	“Standard & Poor’s®,”“S&P®” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009

Expenses paid per $1,000†	$2.48
Ending value (after expenses)	$998.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

Expenses paid per $1,000†	$2.51
Ending value (after expenses)	$1,022.32

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—97.8%	Shares	Value ($)
Consumer Discretionary—15.3%
99 Cents Only Stores	92,662 [a,b]	995,190
Advance Auto Parts	187,717	8,212,619
Aeropostale	132,300 [a,b]	4,494,231
American Eagle Outfitters	408,600	6,055,452
American Greetings, Cl. A	92,181 [a]	723,621
AnnTaylor Stores	116,573 [a,b]	861,474
Barnes & Noble	75,166 [a]	1,963,336
Blyth	12,237	539,407
Bob Evans Farms	60,743 [a]	1,473,018
BorgWarner	229,553 [a]	6,645,559
Boyd Gaming	115,550 [a]	1,061,904
Brink’s Home Security Holdings	80,645 [b]	2,143,544
Brinker International	201,655	3,573,327
Callaway Golf	127,825	965,079
Career Education	145,727 [b]	3,211,823
Carmax	436,844 [a,b]	5,574,129
Cheesecake Factory	121,205 [b]	2,105,331
Chico’s FAS	350,970 [a,b]	2,681,411
Chipotle Mexican Grill, Cl. A	65,379 [a,b]	5,301,583
Coldwater Creek	94,400 [a,b]	325,680
Collective Brands	126,196 [a,b]	1,832,366
Corinthian Colleges	169,544 [a,b]	2,610,978
DeVry	122,122	5,197,512
Dick’s Sporting Goods	168,573 [a,b]	3,202,887
Dollar Tree	179,662 [b]	7,606,889
DreamWorks Animation SKG, Cl. A	152,662 [b]	3,665,415
Foot Locker	306,920	3,649,279
Gentex	276,711 [a]	3,699,626
Guess?	119,297 [a]	3,106,494
Hanesbrands	185,119 [b]	3,047,059
Harte-Hanks	76,880 [a]	635,029
International Speedway, Cl. A	54,943	1,301,050
ITT Educational Services	62,152 [a,b]	6,263,057
J Crew Group	102,641 [a,b]	1,766,452
John Wiley & Sons, Cl. A	84,821	2,875,432

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Krispy Kreme Doughnuts (Warrants 3/2/12)	6,401 [b]	83
Lamar Advertising, Cl. A	150,416 [a,b]	2,542,030
Life Time Fitness	71,222 [a,b]	1,336,125
LKQ	277,001 [a,b]	4,703,477
Marvel Entertainment	97,163 [a,b]	2,899,344
Matthews International, Cl. A	60,531	1,895,831
MDC Holdings	72,829	2,489,295
Mohawk Industries	111,220 [a,b]	5,261,818
NetFlix	82,544 [a,b]	3,740,069
NVR	11,298 [a,b]	5,709,670
Panera Bread, Cl. A	60,656 [a,b]	3,397,343
PetSmart	251,936	5,764,296
Phillips-Van Heusen	101,924	2,958,854
Priceline.com	80,433 [a,b]	7,809,240
Regis	87,300	1,670,922
Rent-A-Center	132,195 [b]	2,544,754
Ross Stores	256,491	9,731,268
Ryland Group	84,550 [a]	1,751,030
Saks	290,004 [a,b]	1,510,921
Scholastic	53,750	1,060,487
Scientific Games, Cl. A	128,748 [b]	2,251,802
Service Corporation International	506,403	2,294,006
Sotheby’s	133,113 [a]	1,545,442
Strayer Education	28,195 [a]	5,340,415
Thor Industries	72,539 [a]	1,667,672
Timberland, Cl. A	91,062 [b]	1,478,847
Toll Brothers	258,283 [a,b]	5,232,814
Tupperware Brands	122,839	3,074,660
Under Armour, Cl. A	72,199 [a,b]	1,699,564
Urban Outfitters	225,933 [b]	4,403,434
Warnaco Group	94,022 [b]	2,711,594
Wendy’s/Arby’s Group, Cl. A	828,549	4,142,745
Williams-Sonoma	171,445 [a]	2,400,230
		216,387,325

Common Stocks (continued)	Shares	Value ($)
Consumer Staples—3.9%
Alberto-Culver	168,863	3,763,956
BJ’s Wholesale Club	112,236 [a,b]	3,741,948
Church & Dwight	138,843	7,554,448
Corn Products International	147,647	3,528,763
Energizer Holdings	115,626 [b]	6,625,370
Flowers Foods	156,270 [a]	3,609,837
Hansen Natural	143,674 [a,b]	5,856,152
Lancaster Colony	39,252 [a]	1,719,238
NBTY	108,519 [b]	2,811,727
PepsiAmericas	113,487	2,788,376
Ralcorp Holdings	111,730 [b]	6,386,487
Ruddick	77,518	1,989,112
Smithfield Foods	235,431 [a,b]	2,034,124
Tootsie Roll Industries	52,753 [a]	1,284,536
Universal	49,483	1,492,407
		55,186,481
Energy—6.4%
Arch Coal	283,108 [a]	3,955,019
Bill Barrett	73,269 [a,b]	1,903,529
Cimarex Energy	164,995 [a]	4,438,365
Comstock Resources	91,241 [b]	3,144,165
Encore Acquisition	104,500 [b]	3,050,355
Exterran Holdings	122,939 [a,b]	2,538,690
FMC Technologies	247,848 [b]	8,483,837
Forest Oil	192,470 [a,b]	3,079,520
Frontier Oil	205,800 [a]	2,615,718
Helix Energy Solutions Group	194,097 [a,b]	1,764,342
Helmerich & Payne	208,579 [a]	6,428,405
Mariner Energy	175,972 [a,b]	2,002,561
Newfield Exploration	262,163 [b]	8,174,242
Oceaneering International	107,893 [b]	4,916,684
Overseas Shipholding Group	47,856 [a]	1,373,946
Patriot Coal	129,549 [a,b]	816,159
Patterson-UTI Energy	306,423 [a]	3,894,636

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Plains Exploration & Production	237,010 [b]	4,472,379
Pride International	343,081 [b]	7,787,939
Quicksilver Resources	221,275 [a,b]	1,798,966
Southern Union	245,709	3,909,230
Superior Energy Services	153,550 [b]	2,949,695
Tidewater	102,152 [a]	4,418,074
Unit	93,622 [b]	2,554,944
		90,471,400
Financial—17.7%
Affiliated Managers Group	81,396 [a,b]	4,627,363
Alexandria Real Estate Equities	77,915 [a]	2,842,339
AMB Property	276,595 [a]	5,280,199
American Financial Group	148,770	2,615,377
AmeriCredit	260,639 [a,b]	2,650,699
Apollo Investment	281,773 [a]	1,352,510
Arthur J. Gallagher & Co.	188,321	4,233,456
Associated Banc-Corp	253,158 [a]	3,916,354
Astoria Financial	159,546	1,317,850
BancorpSouth	143,284 [a]	3,331,353
Bank of Hawaii	94,582	3,323,611
BRE Properties	101,215 [a]	2,486,852
Brown & Brown	230,013	4,476,053
Camden Property Trust	105,528	2,862,975
Cathay General Bancorp	98,074 [a]	1,100,390
City National	80,160 [a]	2,933,856
Colonial BancGroup	413,001 [a]	313,881
Commerce Bancshares	130,758	4,328,090
Corporate Office Properties Trust	102,452	3,130,933
Cousins Properties	86,442 [a]	730,435
Cullen/Frost Bankers	117,581 [a]	5,536,889
Duke Realty	423,670 [a]	4,139,256
Eaton Vance	230,033 [a]	6,296,003
Equity One	66,759 [a]	993,374
Essex Property Trust	53,108 [a]	3,371,827
Everest Re Group	121,749	9,087,345
Federal Realty Investment Trust	116,881 [a]	6,451,831

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Fidelity National Financial, Cl. A	457,253	8,289,997
First American	184,099	5,169,500
First Niagara Financial Group	288,499	3,906,276
FirstMerit	160,493	3,115,169
Fulton Financial	346,747 [a]	2,291,998
Hanover Insurance Group	101,227	3,034,785
HCC Insurance Holdings	227,352	5,438,260
Highwoods Properties	125,954 [a]	3,021,636
Horace Mann Educators	80,300	705,034
Hospitality Properties Trust	186,165 [a]	2,278,660
International Bancshares	101,126 [a]	1,366,212
Jefferies Group	239,700 [a]	4,690,929
Jones Lang LaSalle	68,305 [a]	2,204,202
Liberty Property Trust	200,640	4,883,578
Macerich	150,797 [a]	2,643,471
Mack-Cali Realty	130,542	3,506,358
Mercury General	70,570 [a]	2,383,855
Nationwide Health Properties	202,659 [a]	5,003,651
New York Community Bancorp	682,302	7,716,836
NewAlliance Bancshares	211,836	2,734,803
Old Republic International	465,399	4,360,789
Omega Healthcare Investors	163,041 [a]	2,563,004
PacWest Bancorp	48,438 [a]	705,742
Potlatch	78,297 [a]	2,302,715
Protective Life	138,444	1,186,465
Raymond James Financial	194,176 [a]	3,046,621
Rayonier	156,272	6,035,225
Realty Income	206,640 [a]	4,614,271
Regency Centers	155,951 [a]	5,840,365
Reinsurance Group of America	143,870	4,573,627
SEI Investments	264,400	3,709,532
SL Green Realty	112,997 [a]	1,995,527
StanCorp Financial Group	96,942	2,659,119
SVB Financial Group	64,917 [a,b]	1,347,677
Synovus Financial	556,460 [a]	1,797,366
TCF Financial	223,679 [a]	3,111,375

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Trustmark	96,276 [a]	2,093,040
UDR	293,059 [a]	2,951,104
Unitrin	97,461	1,656,837
Valley National Bancorp	267,499 [a]	3,870,711
W.R. Berkley	274,871	6,572,166
Waddell & Reed Financial, Cl. A	168,012	3,765,149
Washington Federal	174,268	2,261,999
Webster Financial Corp.	104,322 [a]	545,604
Weingarten Realty Investors	202,894 [a]	3,152,973
Westamerica Bancorporation	57,240 [a]	3,069,781
Wilmington Trust	134,918 [a]	1,957,660
		249,862,755
Health Care—11.8%
Affymetrix	142,300 [b]	667,387
Beckman Coulter	124,174	6,526,585
Bio-Rad Laboratories, Cl. A	37,882 [b]	2,639,997
Cerner	134,878 [a,b]	7,256,436
Charles River Laboratories International	134,114 [a,b]	3,708,252
Community Health Systems	184,819 [b]	4,221,266
Covance	125,426 [a,b]	4,926,733
Edwards Lifesciences	110,350 [b]	6,993,983
Endo Pharmaceuticals Holdings	232,068 [b]	3,838,405
Gen-Probe	103,992 [b]	5,008,255
Health Management Associates, Cl. A	495,000 [a,b]	2,311,650
Health Net	205,441 [b]	2,966,568
Henry Schein	177,080 [b]	7,267,363
Hill-Rom Holdings	123,846 [a]	1,607,521
Hologic	507,896 [b]	7,547,335
IDEXX Laboratories	118,043 [a,b]	4,639,090
Immucor	138,985 [b]	2,264,066
Kindred Healthcare	60,500 [b]	787,710
Kinetic Concepts	110,976 [a,b]	2,747,766
LifePoint Hospitals	105,837 [a,b]	2,735,886
Lincare Holdings	147,424 [b]	3,557,341
Masimo	94,918 [a,b]	2,743,130
Medicis Pharmaceutical, Cl. A	112,242 [a]	1,803,729

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Mettler-Toledo International	66,472 [b]	4,096,669
Omnicare	206,423 [a]	5,307,135
OSI Pharmaceuticals	114,677 [a,b]	3,849,707
Owens & Minor	81,820	2,837,518
Perrigo	153,877 [a]	3,988,492
Pharmaceutical Product Development	233,761	4,584,053
Psychiatric Solutions	110,845 [a,b]	2,149,285
Resmed	150,015 [b]	5,768,077
Sepracor	215,665 [b]	3,064,600
STERIS	116,615	2,810,421
Techne	75,314	4,309,467
Teleflex	78,738	3,384,159
Thoratec	111,147 [a,b]	3,229,932
United Therapeutics	46,054 [a,b]	2,892,652
Universal Health Services, Cl. B	98,381	4,958,402
Valeant Pharmaceuticals International	161,473 [a,b]	2,706,287
Varian	57,357 [b]	1,893,928
VCA Antech	167,720 [a,b]	4,196,354
Vertex Pharmaceuticals	342,579 [a,b]	10,558,285
WellCare Health Plans	85,262 [b]	1,279,783
		166,631,660
Industrial—14.9%
Aecom Technology	180,299 [b]	4,639,093
AGCO	181,799 [a,b]	4,417,716
AirTran Holdings	237,150 [a,b]	1,648,192
Alaska Air Group	71,679 [b]	1,202,774
Alexander & Baldwin	81,918 [a]	2,182,295
Alliant Techsystems	64,840 [a,b]	5,164,506
AMETEK	211,556	6,814,219
BE Aerospace	196,917 [b]	2,124,734
Brink’s	80,664	2,286,824
Bucyrus International	148,353 [a]	3,220,744
Carlisle Cos.	120,820	2,748,655
Clean Harbors	39,932 [b]	2,000,593
Con-way	90,804 [a]	2,250,123
Copart	125,495 [b]	3,939,288

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Corporate Executive Board	67,328	1,163,428
Corrections Corp. of America	238,681 [b]	3,372,562
Crane	95,898	2,214,285
Deluxe	101,222	1,467,719
Donaldson	152,540 [a]	5,032,295
Dycom Industries	79,500 [b]	669,390
Federal Signal	96,263	747,963
FTI Consulting	100,691 [a,b]	5,525,922
GATX	96,463 [a]	2,904,501
Graco	117,907 [a]	2,781,426
Granite Construction	65,195 [a]	2,571,943
Harsco	159,756	4,401,278
Herman Miller	106,163	1,578,644
HNI	87,546 [a]	1,356,963
Hubbell, Cl. B	111,253	3,693,600
IDEX	159,791	4,034,723
JB Hunt Transport Services	162,318 [a]	4,564,382
JetBlue Airways	363,021 [a,b]	1,789,693
Joy Global	202,578 [a]	5,165,739
Kansas City Southern	180,947 [b]	2,759,442
KBR	320,158	5,000,868
Kelly Services, Cl. A	55,685	632,582
Kennametal	144,833	2,961,835
Korn/Ferry International	91,691 [a,b]	971,008
Landstar System	103,332	3,679,652
Lennox International	92,984	2,965,260
Lincoln Electric Holdings	84,847	3,778,237
Manpower	154,527	6,658,568
Mine Safety Appliances	58,840 [a]	1,450,406
MPS Group	182,715 [b]	1,469,029
MSC Industrial Direct, Cl. A	88,784 [a]	3,626,826
Navigant Consulting	94,783 [b]	1,394,258
Nordson	67,515 [a]	2,449,444
Oshkosh	147,310	1,414,176
Pentair	195,485 [a]	5,207,720
Quanta Services	387,002 [b]	8,796,555

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Rollins	81,876	1,473,768
Roper Industries	177,817 [a]	8,106,677
Shaw Group	165,475 [b]	5,548,377
SPX	98,562	4,550,607
Terex	188,061 [b]	2,595,242
Thomas & Betts	106,138 [b]	3,303,015
Timken	168,399	2,707,856
Trinity Industries	157,526 [a]	2,301,455
United Rentals	120,160 [a,b]	728,170
URS	168,274 [b]	7,414,152
Wabtec	96,048 [a]	3,663,271
Waste Connections	157,982 [b]	4,072,776
Watson Wyatt Worldwide, Cl. A	83,864	4,448,985
Werner Enterprises	84,332 [a]	1,378,828
Woodward Governor	108,003	2,155,740
YRC Worldwide	115,900 [a,b]	351,177
		209,692,174
Information Technology—14.0%
3Com	770,982 [a,b]	3,122,477
ACI Worldwide	69,750 [a,b]	1,204,582
Acxiom	138,100	1,332,665
ADC Telecommunications	191,330 [a,b]	1,408,189
ADTRAN	108,424	2,293,168
Advent Software	33,650 [a,b]	1,118,526
Alliance Data Systems	118,502 [a,b]	4,961,679
ANSYS	177,763 [b]	4,909,814
Arrow Electronics	236,450 [b]	5,376,873
Atmel	887,515 [b]	3,408,058
Avnet	298,648 [b]	6,537,405
Avocent	88,665 [a,b]	1,280,323
Broadridge Financial Solutions	280,188	5,421,638
Cadence Design Systems	515,325 [b]	2,875,513
CommScope	139,404 [a,b]	3,499,040
Cree	174,995 [a,b]	4,793,113
Diebold	131,007	3,462,515
Digital River	73,453 [b]	2,822,064

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
DST Systems	80,592 [a,b]	2,915,013
F5 Networks	157,823 [a,b]	4,303,833
FactSet Research Systems	83,498 [a]	4,474,658
Fair Isaac	95,929 [a]	1,613,526
Fairchild Semiconductor International	245,655 [b]	1,513,235
Gartner	117,358 [a,b]	1,585,507
Global Payments	158,963	5,096,354
Hewitt Associates, Cl. A	166,289 [b]	5,214,823
Imation	61,900 [a]	619,000
Ingram Micro, Cl. A	321,153 [b]	4,663,142
Integrated Device Technology	334,776 [b]	1,817,834
International Rectifier	144,377 [b]	2,437,084
Intersil, Cl. A	243,282	2,822,071
Itron	72,648 [a,b]	3,341,808
Jack Henry & Associates	167,480	3,017,990
Lam Research	247,654 [a,b]	6,904,593
Lender Processing Services	166,154	4,761,974
Macrovision Solutions	165,201 [a,b]	3,340,364
ManTech International, Cl. A	41,398 [b]	1,498,194
Mentor Graphics	188,742 [a,b]	1,268,346
Metavante Technologies	177,805 [b]	4,194,420
National Instruments	112,944	2,489,286
NCR	312,727 [b]	3,174,179
NeuStar, Cl. A	147,819 [b]	2,810,039
Palm	265,377 [a,b]	2,783,805
Parametric Technology	230,179 [a,b]	2,566,496
Plantronics	96,684	1,231,754
Polycom	164,798 [b]	3,071,835
RF Micro Devices	530,000 [a,b]	1,118,300
SAIC	401,870 [b]	7,273,847
Semtech	119,615 [b]	1,724,848
Silicon Laboratories	89,136 [b]	2,964,663
SRA International, Cl. A	83,270 [b]	1,281,525
Sybase	163,166 [a,b]	5,541,117
Synopsys	285,626 [b]	6,220,934
Tech Data	99,075 [b]	2,852,369

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Trimble Navigation	236,975 [b]	5,080,744
ValueClick	171,661 [b]	1,819,607
Vishay Intertechnology	369,149 [b]	2,166,905
Western Digital	439,141 [b]	10,328,596
Wind River Systems	134,282 [b]	984,287
Zebra Technologies, Cl. A	120,672 [b]	2,564,280
		197,280,827
Materials—7.0%
Airgas	160,517	6,921,493
Albemarle	180,802	4,849,110
AptarGroup	133,796	4,151,690
Ashland	130,943	2,875,508
Cabot	129,549	1,891,415
Carpenter Technology	87,342	1,805,359
Cliffs Natural Resources	225,012 [a]	5,188,777
Commercial Metals	225,493	3,355,336
Cytec Industries	93,297	1,852,878
FMC	144,012	7,017,705
Greif, Cl. A	67,485	3,055,046
Louisiana-Pacific	184,200 [a]	749,694
Lubrizol	133,277	5,760,232
Martin Marietta Materials	82,141 [a]	6,902,308
Minerals Technologies	37,112	1,380,195
Olin	152,360	1,919,736
Packaging Corp. of America	202,852 [a]	3,219,261
Reliance Steel & Aluminum	126,334 [a]	4,450,747
RPM International	255,037	3,524,611
Scotts Miracle-Gro, Cl. A	86,806 [a]	2,931,439
Sensient Technologies	95,716	2,237,840
Sonoco Products	197,613	4,823,733
Steel Dynamics	320,421	3,989,241
Temple-Inland	215,200 [a]	2,569,488
Terra Industries	198,032	5,247,848
Valspar	197,704	4,744,896
Worthington Industries	118,571 [a]	1,766,708
		99,182,294

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Telecommunication Services—.6%
Cincinnati Bell	455,528 [b]	1,270,923
Syniverse Holdings	103,187 [b]	1,300,156
Telephone & Data Systems	200,583	5,750,715
		8,321,794
Utilities—6.2%
AGL Resources	152,218	4,744,635
Alliant Energy	218,922	4,895,096
Aqua America	267,892 [a]	4,915,818
Black Hills	76,126 [a]	1,513,385
Cleco	118,891 [a]	2,507,411
DPL	229,897	5,156,590
Energen	142,108	5,132,941
Great Plains Energy	235,684	3,410,347
Hawaiian Electric Industries	178,608 [a]	2,775,568
IDACORP	92,778 [a]	2,223,889
MDU Resources Group	364,144	6,398,010
National Fuel Gas	156,782	5,128,339
NSTAR	211,743 [a]	6,650,848
NV Energy	464,080	4,756,820
OGE Energy	187,608	4,823,402
ONEOK	207,132	5,420,644
PNM Resources	171,233	1,458,905
UGI	213,805	4,904,687
Vectren	160,528	3,558,906
Westar Energy	214,596	3,761,868
WGL Holdings	99,052	3,084,479
		87,222,588
Total Common Stocks
(cost $1,681,117,850)		1,380,239,298
	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)
U.S. Treasury Bills
0.20%, 6/18/09
(cost $3,671,999)	3,673,000 [c]	3,672,769

Other Investment—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $26,181,000)	26,181,000 [d]	26,181,000

Investment of Cash Collateral
for Securities Loaned—27.6%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $388,962,683)	388,962,683 [d]	388,962,683

Total Investments (cost $2,099,933,532)	127.5%	1,799,055,750
Liabilities, Less Cash and Receivables	(27.5%)	(388,186,428)
Net Assets	100.0%	1,410,869,322

a	All or a portion of these securities are on loan.At April 30, 2009, the total market value of the fund’s securities on loan is $376,873,773 and the total market value of the collateral held by the fund is $389,007,654, consisting of cash collateral of $388,962,683 and U.S. Government and Agency securities valued at $44,971.
b	Non-income producing security.
c	All or partially held by a broker as collateral for open financial futures positions.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Materials	7.0
Money Market Investments	29.7	Energy	6.4
Financial	17.7	Utilities	6.2
Consumer Discretionary	15.3	Consumer Staples	3.9
Industrial	14.9	Telecommunication Services	.6
Information Technology	14.0
Health Care	11.8		127.5

† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF FINANCIAL FUTURES April 30, 2009 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2009 ($)
Financial Futures Long
Standard & Poor’s
Midcap 400 E-mini	580	32,480,000	June 2009	3,666,672

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $376,873,773)—Note 1(b):
Unaffiliated issuers	1,684,789,849	1,383,912,067
Affiliated issuers	415,143,683	415,143,683
Cash		1,468,062
Receivable for shares of Common Stock subscribed		1,529,813
Dividends and interest receivable		951,203
Receivable for futures variation margin—Note 4		29,000
		1,803,033,828
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		552,814
Liability for securities on loan—Note 1(b)		388,962,683
Payable for shares of Common Stock redeemed		2,649,009
		392,164,506
Net Assets ($)		1,410,869,322
Composition of Net Assets ($):
Paid-in capital		1,838,249,695
Accumulated undistributed investment income—net		6,802,969
Accumulated net realized gain (loss) on investments		(136,972,232)
Accumulated net unrealized appreciation (depreciation)
on investments (including $3,666,672 net unrealized
appreciation on financial futures)		(297,211,110)
Net Assets ($)		1,410,869,322
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		80,666,785
Net Asset Value, offering and redemption price per share ($)		17.49

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,560,491
Affiliated issuers	44,732
Income from securities lending	1,132,013
Interest	16,522
Total Income	15,753,758
Expenses:
Management fee—Note 3(a)	1,618,959
Shareholder servicing costs—Note 3(b)	1,618,959
Directors’ fees—Note 3(a)	57,851
Loan commitment fees—Note 2	5,750
Interest expense—Note 2	155
Total Expenses	3,301,674
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(57,851)
Net Expenses	3,243,823
Investment Income—Net	12,509,935
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(67,296,841)
Net realized gain (loss) on financial futures	(21,106,808)
Net Realized Gain (Loss)	(88,403,649)
Net unrealized appreciation (depreciation) on investments (including
$10,908,587 net unrealized appreciation on financial futures)	52,166,248
Net Realized and Unrealized Gain (Loss) on Investments	(36,237,401)
Net (Decrease) in Net Assets Resulting from Operations	(23,727,466)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	12,509,935	25,092,328
Net realized gain (loss) on investments	(88,403,649)	97,805,864
Net unrealized appreciation
(depreciation) on investments	52,166,248	(1,019,902,517)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(23,727,466)	(897,004,325)
Dividends to Shareholders from ($):
Investment income—net	(25,544,737)	(26,033,448)
Net realized gain on investments	(75,893,834)	(207,596,230)
Total Dividends	(101,438,571)	(233,629,678)
Capital Stock Transactions ($):
Net proceeds from shares sold	199,608,479	615,908,178
Dividends reinvested	96,156,519	222,298,818
Cost of shares redeemed	(341,655,610)	(617,062,054)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(45,890,612)	221,144,942
Total Increase (Decrease) in Net Assets	(171,056,649)	(909,489,061)
Net Assets ($):
Beginning of Period	1,581,925,971	2,491,415,032
End of Period	1,410,869,322	1,581,925,971
Undistributed investment income—net	6,802,969	19,837,771
Capital Share Transactions (Shares):
Shares sold	12,396,474	24,423,951
Shares issued for dividends reinvested	6,107,554	7,791,794
Shares redeemed	(21,308,386)	(23,798,731)
Net Increase (Decrease) in Shares Outstanding	(2,804,358)	8,417,014

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
(Unaudited)		2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.95	33.19	29.91	27.81	24.55	22.42
Investment Operations:
Investment income—net[a]	.15	.31	.38	.28	.28	.16
Net realized and
unrealized gain
(loss) on investments	(.33)	(11.42)	4.36	3.23	3.87	2.18
Total from
Investment Operations	(.18)	(11.11)	4.74	3.51	4.15	2.34
Distributions:
Dividends from
investment income—net	(.32)	(.35)	(.28)	(.26)	(.16)	(.12)
Dividends from net realized
gain on investments	(.96)	(2.78)	(1.18)	(1.15)	(.73)	(.09)
Total Distributions	(1.28)	(3.13)	(1.46)	(1.41)	(.89)	(.21)
Net asset value,
end of period	17.49	18.95	33.19	29.91	27.81	24.55
Total Return (%)	(.20)[b]	(36.64)	16.45	12.95	17.14	10.50
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.51[c]	.51	.51	.50	.50	.50
Ratio of net expenses
to average net assets	.50[c]	.50	.50	.50	.50	.50
Ratio of net investment
income to average
net assets	1.93[c]	1.16	1.20	.95	1.04	.68
Portfolio Turnover Rate	10.46[b]	24.48	22.53	16.05	19.54	14.13
Net Assets,
end of period
($ x 1,000)	1,410,869	1,581,926	2,491,415	2,270,969	2,059,222	1,526,260

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to match the performance of the Standard & Poor’s MidCap 400 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	1,795,382,981	3,672,769	—	1,799,055,750
Other Financial
Instruments†	3,666,672	—	—	3,666,672
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

  Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining FairValue When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the leading transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009, The Bank of New York Mellon earned $485,148 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $29,464,791 and long-term capital gains $204,164,887. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009, was approximately $22,300 with a related weighted average annualized interest rate of 1.40%.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage fees and commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the accrued fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the “Fund Group”). Currently, the fund and 11 other funds (comprised of 33 portfolios) in the Dreyfus Family of Funds pay each Board member their respective allocated portion of an annual retainer of $85,000 and an attendance fee of $10,000 for each regularly scheduled Board meeting, an attendance fee of $2,000 for each separate in-person committee meeting that is not held in conjunction with a regularly scheduled Board meeting and an attendance fee of $1,000 for each Board meeting and separate committee meeting that is conducted by telephone. The Chairman of the Board receives an additional 25% of such compensation and the Audit Committee Chairman receives an additional $15,000 per annum.The fund also reimburses each Board member for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Subject to the fund’s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund’s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, the fund was charged $1,618,959 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $276,407 and shareholder services plan fee $276,407.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2009, amounted to $137,010,382 and $241,555,161, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at April 30, 2009, are set forth in the Statement of Financial Futures.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2009, accumulated net unrealized depreciation on investments was $300,877,782, consisting of $158,505,516 gross unrealized appreciation and $459,383,298 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration, and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load and front-end load, mid-cap core funds that are benchmarked against the S&P MidCap 400 Index (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the third quartile of its Performance Group and the second quartile of its Performance Universe for the one-year period ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s management fee and expense ratio were lower than the Expense Group and Expense Universe medians. After discussions with the Board members, representatives of Dreyfus agreed that Dreyfus will pay all of the fund’s direct expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and to the non-interested Board members, Shareholder Services Plan fees, and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund and to the non-interested Board members.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and their effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

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Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Midcap Index Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6